UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 29, 2024

GXO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40470	86-2098312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 29, 2024, GXO Logistics Inc., a Delaware corporation (the “Company”), issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers (the “Code”), disclosing that the Company has made a cash offer (the “Offer”) for Wincanton plc (“Wincanton”) (such acquisition, the “Acquisition”). In connection with the Acquisition, the Company and Bank of America, N.A. (“Bank of America”), as administrative agent, entered into a Bridge Term Loan Credit Agreement, dated February 29, 2024 (the “Bridge Credit Agreement”).

Rule 2.7 Announcement

On February 29, 2024, the Company issued the Rule 2.7 Announcement disclosing that the Company has made the Offer. It is intended that the Acquisition will be implemented by means of a takeover offer as defined in Part 28 of the UK Companies Act of 2006 (the “UK Companies Act”). Under the terms of the Offer, Wincanton shareholders will receive 605 pence in cash for each ordinary share of 10 pence each in the capital of Wincanton (a “Share”) held. The Offer will lapse unless all conditions have been fulfilled or, where permitted, waived or, where appropriate, have been determined by the Company to be or remain satisfied by 11.59 p.m. (London time) on the earlier of (i) the 60th day following the publication of the Offer Document (as defined in the Rule 2.7 Announcement) or such other date as may otherwise be set as being such day of the timetable of the Offer in accordance with the Code, or such earlier date specified by the Company in the Offer Document or any Acceleration Statement (as defined in the 2.7 Announcement) unless, where permitted, it has withdrawn that statement (such date, the “Unconditional Date”) and (ii) September 29, 2024 or such later date (if any) as the Company may, with the consent of Wincanton or with the consent of the U.K. Panel on Takeovers and Mergers (the “Panel”), specify (such date, the “Long-Stop Date”).

The Offer is conditioned upon, among other things, (i) the Company receiving valid acceptances in respect of, and/or having otherwise acquired Shares which constitute not less than 75 percent of the voting rights relating to the Shares or waiving such condition, subject to receiving acceptances in respect of over 50 percent of such voting rights, (ii) confirmation of no objection to the change of control of Risk Underwriting (Guernsey) Limited by the Guernsey Financial Services Commission under the Insurance Business (Bailiwick of Guernsey) Law, 2002, as amended, (iii) clearance in the United Kingdom under the UK National Security and Investment Act 2021, together with all associated secondary legislation and regulatory rules and (iv) the Offer becoming effective by no later than the Long-Stop Date. The conditions to the Offer are set out in full in the Rule 2.7 Announcement.

The Company has reserved the right to elect, with the consent of the Panel, to implement the Acquisition by way of a scheme of arrangement under Part 26 of the UK Companies Act as an alternative to the Offer.

A copy of the Rule 2.7 Announcement is included herein as Exhibit 2.01 and is incorporated herein by reference. The foregoing description of the Rule 2.7 Announcement is qualified in its entirety by reference to the full text thereof.

Irrevocable Undertakings

The Company has received irrevocable undertakings from certain shareholders of Wincanton (the “Supporting Shareholders”) to accept (or procure the acceptance of) the Offer. Pursuant to such undertakings, the Supporting Shareholders have agreed to accept (or procure the acceptance of) the Offer or, if the Offer is subsequently structured as a scheme of arrangement, to vote (or to procure the vote) in favor of the scheme at the court meeting and the resolution(s) to be proposed at the general meeting in respect of the Acquisition in respect of 42,395,691 Shares, representing, in aggregate, 34.0% of the existing share capital of Wincanton as at February 29, 2024.

The undertakings by certain of the Supporting Shareholders are included herein as Exhibits 10.01 to 10.04 and are incorporated herein by reference. The foregoing description of the undertakings by the Supporting Shareholders is qualified in its entirety by reference to the full text thereof and that the terms may differ for each Supporting Shareholder.

Bridge Credit Agreement

The Bridge Credit Agreement provides for a £763 million unsecured term facility that may be borrowed by the Company in multiple draws beginning on the date that the Acquisition is consummated and thereafter during the commitment period of the Bridge Credit Agreement, subject to the satisfaction of certain customary conditions. The Bridge Credit Agreement provides that, subject to certain exceptions, net cash proceeds received by the Company from asset sales and debt and equity issuances shall result in mandatory prepayments or commitment reductions under the Bridge Credit Agreement. The proceeds of borrowings under the Bridge Credit Agreement may be used to finance, among other things, the Acquisition, the Company’s incurrence, redemption, replacement or refinancing of indebtedness in connection with the Acquisition and to pay related fees and expenses.

Loans under the Bridge Credit Agreement will be available in Pounds Sterling. Loans under the Bridge Credit Agreement will bear interest at a fluctuating rate per annum equal to the Daily Simple SONIA Rate (as defined in the Bridge Credit Agreement), plus an applicable margin calculated based on the Company’s credit ratings.

The Bridge Credit Agreement contains representations and warranties, affirmative and negative covenants and events of default customary for unsecured financings of this type, including negative covenants that, among other things limit the ability of the Company and its subsidiaries to incur liens, limit the ability of the Company to make certain fundamental changes and limit the ability of certain of its subsidiaries to incur indebtedness, in each case subject to a number of important exceptions and qualifications. In addition, the Bridge Credit Agreement requires the Company, beginning with the last day of the first full fiscal quarter following the initial funding of loans under the Bridge Credit Agreement, to maintain a consolidated leverage ratio less than or equal to a specified maximum consolidated leverage ratio.

A copy of the Bridge Credit Agreement is included herein as Exhibit 10.05 and is incorporated herein by reference. The foregoing description of the Bridge Credit Agreement is qualified in its entirety by reference to the full text thereof.

Many of the lenders under the Bridge Credit Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Bridge Credit Agreement set forth in Item 1.01 above are incorporated into this Item 2.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On February 29, 2024, the Company issued a press release regarding the Offer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the registrant specifically incorporates any such information by reference.

Item 8.01.	Other Events.

Notice to Shareholders Regarding UK Disclosure Requirements

The Company directs the attention of its shareholders to certain disclosure requirements applicable to the Acquisition.

Further information

This Current Report is for information purposes only and is not intended to and does not constitute, or form part of, an offer to sell or an invitation to purchase any securities or the solicitation of an offer to buy, or otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, nor shall there be any purchase, sale, issuance, transfer or exchange of securities of Wincanton or such solicitation in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of the Offer Document and (in respect of Wincanton Shares held in certificated form) the acceptance forms accompanying the Offer Document (or, if the Acquisition is effected by way of a Scheme, the Scheme Document and its related documentation) which will, together, contain the full terms and conditions of the Acquisition including details of how it may be accepted.

The Company urges Wincanton shareholders to read the Offer Document when it becomes available because it will contain important information relating to the Acquisition. Any decision or other response in relation to the Acquisition should be based on the information contained in the Offer Document (or, if the Acquisition is implemented by way of a scheme of arrangement, the Scheme Document).

Each Wincanton shareholder is advised to consult their independent professional adviser regarding the tax consequences to them (or to their beneficial owners) of the Acquisition.

This Current Report does not constitute a prospectus, prospectus equivalent document or exempted document.

If you are in any doubt about the contents of this Current Report or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or independent financial adviser duly authorised under the UK Financial Services and Markets Act 2000 if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

Forward-Looking Statements

This Current Report on Form 8-K (including information incorporated by reference in this Current Report), oral statements made regarding the Acquisition, and other information published by the Company contain statements which are, or may be deemed to be, “forward-looking statements”, including for the purposes of the US Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of the Company about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. The forward-looking statements contained in this Current Report include statements relating to the expected effects of the Acquisition on the Company and Wincanton, the expected timing and scope of the Acquisition and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the satisfaction of the Conditions and the risks discussed in the Company’s filings with the SEC, as well as additional factors, such as: economic conditions generally; supply chain challenges, including labour shortages; competition and pricing pressures; the Company and/or Wincanton’s ability to align the Company and/or Wincanton’s investments in capital assets, including equipment, service centres and warehouses, to their respective customers’ demands; the Company and/or Wincanton’s ability to successfully integrate and realise anticipated benefits, synergies, cost savings and profit improvement opportunities with respect to acquired companies, including the Acquisition; acquisitions may be unsuccessful or result in other risks or developments that adversely affect the Company and/or Wincanton’s financial condition and results; the Company and/or Wincanton’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the Company and/or Wincanton’s ability to raise debt and equity capital; litigation; labour matters, including the Company and/or Wincanton’s ability to manage its subcontractors, and risks associated with labour disputes at the Company and/or Wincanton’s customers and efforts by labour organizations to organize its employees; risks associated with defined benefit plans for the Company and/or Wincanton’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fluctuations in customer confidence and spending; issues related to the Company and/or Wincanton’s intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; natural disasters, terrorist attacks or similar incidents; a material disruption of the Company and/or Wincanton’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; and the inability to implement technology initiatives or business systems successfully. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. Neither the Company nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Current Report will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with its legal or regulatory obligations (including under the UK Listing Rules and the Disclosure and Transparency Rules of the FCA), the Company is not under any obligation, and the Company expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Rounding

Certain figures included in this press release have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
2.1	Rule 2.7 Announcement
10.01	Aberforth Deed of Irrevocable Undertaking
10.02	Threadneedle Deed of Irrevocable Undertaking
10.03	Wellcome Deed of Irrevocable Undertaking
10.04	Polar Capital Deed of Irrevocable Undertaking
10.05	Bridge Credit Agreement
99.1	Press Release, dated February 29, 2024, issued by GXO Logistics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2024	GXO Logistics, Inc.

	By:	/s/ Karlis P. Kirsis
Chief Legal Officer